KONA GRILL®

NASDAQ: KONA


KONA GRILL

Investor Presentation

May 2012

Important Cautions Regarding Forward-Looking Statements

KONA GRILL

This presentation contains forward-looking statements. These statements relate to future events or expectations regarding our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the limited history for evaluating our company; the effect of growth on our infrastructure, resources, and existing restaurants; our ability to expand our operations in both new and existing markets; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; negative publicity surrounding our restaurants or the consumption of our food products in general; a decline in visitors to activity centers surrounding our restaurants; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry.

We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

Who We Are…

KONA GRILL

- Emerging national restaurant concept positioned as **differentiated upscale**, **polished casual**
- Flavorful new American cuisine, award-winning sushi, significant bar business
- Moderately priced **$25 avg. check** with high unit volumes
- TTM sales: $95.6 million


KONA GRILL

What Sets Us Apart?

KONA GRILL

- **Successful Execution in 4 Dayparts**
  - Lunch
  - Happy Hour
  - Dinner
  - Reverse Happy Hour



- **3 Distinct Businesses**
  - Sushi
  - Bar
  - American Grill



Where We Are...

KONA GRILL


Eden Prairie
Troy
Lincolnshire
Omaha
Oak Brook
Stamford
Denver
Carmel
Woodbridge
Kansas City
Baltimore
Richmond
Las Vegas
Phoenix
Scottsdale
Chandler
Gilbert
Dallas
Austin
Baton Rouge
San Antonio
Tampa
Houston

- 23 restaurants across 16 states
- Average unit volume: $4.2 million
- ***Nationwide opportunity of 100+ locations***

Strategy

KONA GRILL

- **Build premier polished casual concept**
- **Capitalize on 4 daypart model with 3 distinct businesses**
- **Take brand to the next phase of growth**
  - 23 profitable restaurants in 16 states
  - Industry leading operating margins
  - Strong same-store sales momentum
- **Disciplined return-on-investment focus**

Menu & Day Part Mix

KONA GRILL

Menu Mix



Beer
10%
Wine
7%
Liquor
14%
Appetizers
10%
Soups &
Salads
7%
Flatbreads,
Pasta, &
Sandwiches
11%
Entrees
14%
Desserts
& Bev
4%
Sushi
23%

Day Part



Non-peak
23%
9PM -
Close
11%
3PM - 5PM
12%
Lunch
23%
Dinner
54%

Differentiated Menu Options

KONA GRILL



Macadamia Nut Chicken



Picasso Roll



Carrot Cake



Sushi & Sashimi Combo



Avocado Egg Roll



Kona Calamari

Strict Site Selection Strategy

KONA GRILL

- Target:
  - High traffic, upscale retail centers and shopping malls
  - Lifestyle/entertainment centers
  - Urban power dining locations
  - Significant commercial, residential and daytime population
- Empirical site selection model
- Rigorous ROI review
- Prototype: 6,500 sq. ft. & 280 seats


KONA GRILL


KONA GRILL

Target Market

KONA GRILL

- Adults 25 - 55
- HH Income $70K+
- High education (grad school)
- Health conscious
- High frequency

Relative Sales Performance

KONA GRILL

Operating Initiatives Driving Sales Growth


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 Q1 12
Knapp Track SSS
Kona Grill SSS

Exceptional Dining Experience

KONA GRILL

- Scratch kitchen delivers exceptional flavors
- 40+ signature sauces & dressings
- Awarded best sushi in multiple markets (23% of total sales)
- Voted best happy hour in several cities
  - Bar business (30%+ of total sales)
- Multiple choices for health conscious guests
- Exhibition-style kitchen & sushi bar
- Indoor/outdoor design drives energy



Loyal User Base

Guest Usage*	KONA GRILL	Casual Dining Industry Range
Heavy	**17%**	10-15%
Medium	**37%**	16-30%
Light	**46%**	55-60%



* Visits in last 90 days:

Heavy 9+

Medium 4-8

Light 1-3

Exceptional Service

- Emphasis on training & supervision
- Formal performance reviews
- Low staff to table ratio
- Higher than peer guest satisfaction scores



Brand Positioning & Awareness

KONA GRILL

- Creating buzz
  - Social marketing (Yelp, Facebook, Twitter)
  - SEO/SEM & other interactive advertising
  - Print advertising
- Local restaurant marketing
  - Public relations
  - Targeted direct mailing
  - Konavore local events
  - Charity event sponsorship
  - Concierge


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Kona Grill, Inc.
KONA GRILL
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20,762

Loyalty Program

KONA VORE

- 230,000+ Konavore members
- 100,000+ members added in 2011 (77% increase)
- Drive traffic by keeping Kona Grill top of mind
- Deliver increased frequency through unique offerings

Senior Leadership Team in Place

KONA GRILL

Name and Position	Biography
Berke Bakay President & Chief Executive Officer	▪ Largest shareholder (15% of company) ▪ Board member since 2009 ▪ 9+ years of investment management
Christi Hing Chief Financial Officer	▪ 15 years of finance and accounting experience ▪ 6+ years with Kona
Marci Rude VP of Development	▪ 20+ years of commercial real estate experience ▪ Instrumental in PF Chang's bistro growth phase
Jenny Elkins VP of Operations	▪ 10+ years with Kona ▪ Previous roles include senior director of training, district manager and general manager
Chris Moran VP of Food and Beverage	▪ 25+ years of relevant experience ▪ Roles of increasing responsibilities, including corporate executive chef - Redstone American Grill

KONA GRILL®

FINANCIAL OVERVIEW

Affordable Dining Experience

KONA GRILL

Average check compares favorably to competition


$13.00
$10.14
$19.10
$16.62
$21.50
$18.73
$22.59
$17.80
$25.00
$17.50
$28.13
$23.35
BJ's
The Cheesecake Factory
P.F. CHANG'S CHINA BISTRO
BRIO
KONA GRILL
J. ALEXANDER'S

With vs. without alcohol.

Source: 2011 10-K, most recent 10-Q & estimates for food component of average check.

Stable Sales Growth

KONA GRILL



Restaurant Sales
($ millions)
CAGR 2006-2011: 13%
$50.3
$66.8
$72.7
$76.0
$82.7
$93.7
2006
2007
2008
2009
2010
2011

SSS Reflect Improving Execution

KONA GRILL



4.0%
2.7%
-7.2%
-9.3%
0.9%
8.8%
2006
2007
2008
2009
2010
2011

NASDAQ:KONA

Note: Includes only restaurants opened for more than 18 months.

Strong SSS Improvement

KONA GRILL



-2.5%
-0.3%
0.0%
6.4%
7.6%
9.1%
10.6%
7.8%
8.7%
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
Q1 12

Note: Includes only restaurants opened for more than 18 months.

Highly Leverageable Operating Model

KONA GRILL



Restaurant Operating Profit Margin
20.0%
15.0%
10.0%
5.0%
18.3%
15.9%
14.7%
17.8%
10.3%
15.1%
19.9%
2008
2009
2010
2011
Q4 09
Q1 11
Q1 12

G&A Leverage Provides Opportunity for EBITDA Growth

KONA GRILL

Adjusted G&A as % of Sales



10.3%
8.8%
8.1%
7.8%
8.0%
2008
2009
2010
2011
2012
Projected

Note: Adjusted G&A excludes separation, 123R, activist shareholder activities, & Rights plan expenses.

Strong EBITDA Growth

KONA GRILL



Annual EBITDA
($ in millions)
$4.0
$3.9
$5.0
$8.8
$10.1
2008
2009
2010
2011
TTM

Balance Sheet Supports Growth

KONA GRILL

- Growth-orientated balance sheet with virtually no debt
  - $5.8 Million cash balance
  - $5.5 Million credit facility
- Completed $5M stock buyback in February 2012
- Initiated $5M stock buyback in May 2012

Select Balance Sheet Items

$Millions	March 2012	December 2011
Cash & investments	$5.8	$6.3
Long-term debt	0.3	--

Compelling Unit Level Economics

KONA GRILL

Quality site selection & effective execution can lead to superior returns…

($ in thousands)	Comp Units[1]	Targeted Economics[2]
Restaurant sales	$4,200	$4,500
Net cash investment[3]	$2,500	$2,500
Restaurant cash flow	$800	$875
% Margin	19%	19%
Cash return on cash investment[3]	**32%**	**35%**

[1]Figures reflect averages for the 22 restaurants in the comparable base as of 3/31/12.
[2]Once restaurant matures (on average 2-4 years after opening).
[3]Net of landlord tenant improvement allowance & excluding pre-opening expenses.

Key Take-Aways

KONA GRILL

- Unique concept: **differentiated upscale polished casual**
  - 50%+ of sales from sushi and bar
  - Successful execution in 4 dayparts & 3 distinct businesses
- National portability, flexible real estate options
- Industry leading unit economics
- Strong cash-on-cash returns
- Significant profitability growth in 2012
  - **Q1 12 EPS $0.13 vs. Q1 11 ($0.01)**
  - **Q2 12 EPS estimate $0.14 vs. Q2 11 $0.08**


$4.0
$3.9
$5.0
$8.8
$10.1
08
09
10
11
TTM

EBITDA
($ in millions)

Kona Grill Contacts

Kona Grill, Inc.
7150 East Camelback Road, #220
Scottsdale, AZ 85251
Tel (480) 922-8100

Company Contact
Berke Bakay, CEO
Christi Hing, CFO

Investor Relations
Liolios Group
Scott Liolios or Cody Slach
Tel (949) 574-3860
KONA@liolios.com